UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10201

The Appleton Funds

(Exact name of registrant as specified in charter)

One Post Office Square, Floor 6

Boston, Massachusetts 02109

(Address of principal executive offices) (Zip code)

James I. Ladge

One Post Office Square, Floor 6

Boston, Massachusetts 02109

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (617) 338-0700

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1.)

APPLETON EQUITY GROWTH FUND

Semi Annual Report

June 30, 2013

(Unaudited)

Investment Adviser	Administrator
Appleton Partners, Inc.	JPMorgan
One Post Office Square, Sixth Floor	70 Fargo Street
Boston, MA 02109	Boston, MA 02210

Dear Shareholder,

The first half of 2013 proved to be a strong one for the stock market, as the S&P 500 gained 13.82% as of the end of June. The index finished each of the first five months in positive territory, reaching an all-time high in May, before dipping in June on concerns of the Federal Reserve tapering off their asset purchasing/monetary easing program. The Appleton Equity Growth Fund was up 8.93%, net of fees, through the first six months of the year. Stock selection in the Financials, Health Care, and Information Technology sectors was the largest detractor from relative performance. A number of companies from these sectors, that are large holdings of the S&P 500, bounced back from oversold levels as investors sought out value oriented, high dividend yielding stocks. This trend reversed to a degree in the second quarter as cyclical stocks resumed their typical leadership roles in an advancing market. Sector weightings had a relatively subdued bearing on performance, with the largest impact, -0.27%, coming from the Fund’s cash position.

Similar to the first quarter, economic data during the second quarter was mixed. Concerns of inflation remain benign as hourly wage growth is flat, and commodity prices, aside from oil, continued to decline. Home construction, existing home sales, and home prices all continue to improve, the later adding to the wealth effect and consumer confidence. The ISM Manufacturing Survey readings teetered between contraction and expansionary sentiment, and jobs numbers have also been inconsistent, muddying outlook. While the May non-farm payrolls report was in-line to slightly below estimates at 175,000, the June report showed additions of 195,000 jobs, coming in above estimates, but with no change in unemployment. The Fed continues to target 6.5% as a trigger for altering policy, and it seems as if we have a ways to go with no consistent momentum in payrolls yet. Finally, we witnessed a significant downward revision in first quarter GDP from an initial 2.4% estimate, to a revised 1.8%. All this indicates that progress has slowed, the economy may have bottomed out, and that the recovery will likely proceed at a gradual pace, not a rapid one. As such, it seems easy monetary policy is likely to remain in place, which the markets should welcome, though speculation on the initiation of tapering is adding a dose of volatility.

Over the past several years, the summer months have proven to be volatile ones as concerns overseas roiled investors here in the U.S. While Europe remained relatively calm, Asian markets, particularly Japan and China, experienced choppy trade that grabbed our attention. Japan’s stock market experienced a sharp correction after gaining over 50% on Japan’s Prime Minister Shinzo Abe’s accommodative economic policy platform known as “Abenomics”.

In China, short term lending rates briefly spiked above 30% causing a liquidity crunch that sparked a selloff in their equity market. Add to this the social and political unrest in Turkey and Brazil, and emerging market securities came under pressure heading into the end of the quarter. While this volatility has raised some level of concern amongst U.S. investors, there has been nothing close to the responses we witnessed during periods of international turmoil back in 2011 and 2012. If anything, it has encouraged investment within U.S. markets rather than abroad. Still, the global landscape bears monitoring as flare ups such as the current government coup in Egypt could make U.S. equity markets more vulnerable to orderly corrections, though panicked volatility as witnessed in prior years is unlikely.

The main event of the past quarter was the June Federal Reserve report. With all the intrigue surrounding it, given the hot button topic of tapering and mixed economic data muddying the picture, traders used the release as a spring board for action – and spring they did.

Fed Chairman Bernanke reiterated the intention to maintain the Fed Funds rate well into 2015, but indicated that the Fed is prepared to start winding down asset purchases as early as later this year, possibly ending the program by mid-2014 if the economic recovery gains enough strength. Bernanke was careful to state that no set decision is in place, and that they will continue to closely monitor the state of the recovery in reference to steering policy. Markets responded aggressively to the news as the 10-Year U.S. Treasury spiked to a 52-week high and the S&P 500 Index sold off. Over the course of a week, 10-Year yields climbed to 2.61%, while the equity market shed over 4%. The topic of tapering off asset purchases was clearly stated with qualifiers that the markets chose to ignore, and given that the Fed’s thresholds of 6.5% unemployment and 2% inflation remain out of reach, we viewed the sell-offs as overreactions. The subsequent bounce backs in the markets at quarter end substantiate our view. Bernanke stated, “Our purchases are tied to what happens in the economy – if the economy does not improve along the lines that we expect, we will provide additional support.” The initial market response was as if tapering by year end is inevitable. However, while the economy has shown some signs of stabilizing growth, fiscal policies resulting in increased taxes and spending cuts are still headwinds to contend with. In our opinion, there needs to be more substantial evidence of improvement before policy changes are initiated.

Equity market leadership rotated away from the conservative, higher-dividend paying stocks that championed the first quarter, into more growth oriented cyclicals in the second quarter. The correction after the Fed release furthered this trend as dividend payers and other interest rate sensitive stocks such as home builders and REITs appeared relatively less attractive given higher interest rates. Financials, and in particular banks, have continued to outperform as their balance sheets have improved and they stand to benefit from improved net interest margins given the higher rates and steeper yield curve. We used the correction as a buying opportunity. Amidst near-term volatility, we view potential future pullbacks as opportunities as well as we are constructive on equities over the long-term. Though index returns are near all-time highs, P/E valuation levels are still below the long-term market average. Healthy balance sheets should lead to increased return to shareholders via buybacks, dividends, or accretive acquisitions. Add in a positive wealth effect, as well as a promise by the Fed that they will remain accommodative until the economy is truly improved, and it appears the path of least resistance is still upward. Furthermore, the consensus expectation of only 3% profit growth and 2% revenue growth for this quarter’s S&P 500 earnings season, on the heels of downward guidance revisions, should also prove a low hurdle for companies.

The markets remain hyper-focused on Federal Reserve monetary policy. This may very well lead to choppiness and increased volatility as a result of pundits making headlines with their interpretation of the economic data and how the Fed might respond. We will continue to view any pullbacks as potential purchasing and reconfiguring opportunities in the near term. We will closely monitor economic and market signals that could coax the Fed into changing its purchasing program, as well as how the economy bears fiscal policy headwinds. In the meantime, the economy appears to be treading that middle ground where the Fed should be comfortable sticking to their plan.

Sincerely,

James Ladge, CFA

President

APPLETON EQUITY GROWTH FUND

Tabular Presentation of Portfolio of Investments

As of June 30, 2013 (Unaudited)

Sector	% of Net Assets

Consumer, Cyclical	13.7%
Consumer, Non-Cyclical	12.0%
Energy	9.2%
Financials	15.2%
Healthcare	11.2%
Industrials	13.7%
Information Technology	16.5%
Materials	3.3%
Telecommunication Services	2.4%
Money Market Mutual Fund	2.8%
Other Assets Less Liabilities	0.0%

100.0%

APPLETON EQUITY GROWTH FUND

PORTFOLIO OF INVESTMENTS

June 30, 2013 (Unaudited)

Shares		Market Value

	COMMON STOCKS — 97.2%
	CONSUMER, CYCLICAL — 13.7%
7,500	Dunkin’ Brands Group, Inc.	$321,150
3,175	McDonald’s Corp.	314,325
500	priceline.com, Inc.*	413,565
5,000	The Home Depot, Inc.	387,350
7,000	TJX Cos., Inc.	350,420
8,500	Toll Brothers, Inc.*	277,355

		2,064,165

	CONSUMER, NON-CYCLICAL — 12.0%
5,600	Church & Dwight Co., Inc.	345,576
5,700	Colgate-Palmolive Co.	326,553
3,500	Costco Wholesale Corp.	386,995
4,000	Kraft Foods Group, Inc.	223,480
7,650	Mondelez International, Inc. — Class A	218,255
3,700	PepsiCo, Inc.	302,623

		1,803,482

	ENERGY — 9.2%
2,000	Continental Resources, Inc.*	172,120
1,500	Core Laboratories N.V.	227,490
4,360	Exxon Mobil Corp.	393,926
6,700	Halliburton Co.	279,524
4,250	Schlumberger Ltd.	304,555

		1,377,615

	FINANCIALS — 15.2%
4,100	American Tower Corp. REIT	299,997
23,000	Bank of America Corp.	295,780
6,250	Citigroup, Inc.	299,812
7,000	JPMorgan Chase & Co.	369,530
4,000	T. Rowe Price Group, Inc.	292,600
2,400	The Goldman Sachs Group, Inc.	363,000
9,000	Wells Fargo & Co.	371,430

		2,292,149

	HEALTHCARE — 11.2%
6,000	Abbott Laboratories	209,280
5,600	AbbVie, Inc.	231,504
2,450	Amgen, Inc.	241,717
3,975	Cerner Corp.*	381,958
5,300	Express Scripts Holding Co.*	326,957
2,400	Perrigo Co.	290,400

		1,681,816

	INDUSTRIALS — 13.7%
4,575	Caterpillar, Inc.	377,392
5,750	Chicago Bridge & Iron Co. N.V.	343,045
13,000	General Electric Co.	301,470
2,850	Roper Industries, Inc.	354,027
1,350	W.W. Grainger, Inc.	340,443
6,500	Wabtec Corp.	347,295

		2,063,672

APPLETON EQUITY GROWTH FUND

PORTFOLIO OF INVESTMENTS

June 30, 2013 (Unaudited)

Shares		Market Value

	INFORMATION TECHNOLOGY — 16.5%
3,975	3D Systems Corp.*	$174,503
3,000	ANSYS, Inc.*	219,300
1,145	Apple, Inc.	453,512
400	Google, Inc. — Class A*	352,148
1,950	International Business Machines Corp.	372,664
7,250	Maxim Integrated Products, Inc.	201,405
4,250	QUALCOMM, Inc.	259,590
2,500	Visa, Inc. — Class A	456,875

		2,489,997

	MATERIALS — 3.3%
2,800	Ecolab, Inc.	238,532
2,175	Praxair, Inc.	250,473

		489,005

	TELECOMMUNICATION SERVICES — 2.4%
7,150	Verizon Communications, Inc.	359,931

	TOTAL COMMON STOCKS (COST $10,179,349)	$14,621,832

	Money Market Mutual Fund — 2.8%
417,835	Fidelity Money Market Fund (Cost $417,835)	417,835

	TOTAL INVESTMENT SECURITIES — 100.0% (Cost $10,597,184)	$15,039,667

	OTHER ASSETS LESS LIABILITIES — 0.0%	5,779

	NET ASSETS — 100.0%	$15,045,446

* Non-income producing security

REIT — Real Estate Investment Trust.

See accompanying Notes to Financial Statements.

APPLETON EQUITY GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2013 (Unaudited)

ASSETS
Investment securities:
At acquisition cost	$	10,597,184

At market value	$	15,039,667

Dividends receivable		8,555
Due from adviser		4,171
Other assets		12,749

TOTAL ASSETS		15,065,142

LIABILITIES
Payable to other affiliates		9,259
Professional Fees		9,997
Other accrued expenses and liabilities		440

TOTAL LIABILITIES		19,696

NET ASSETS	$	15,045,446

NET ASSETS CONSIST OF
Paid-in capital	$	11,351,991
Accumulated undistributed net investment loss		(3,520)
Accumulated net realized losses from security transactions		(745,508)
Net unrealized appreciation on investments		4,442,483

NET ASSETS	$	15,045,446

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)		1,542,195

Net asset value, offering price and redemption price per share	$	9.76

See accompanying Notes to Financial Statements.

APPLETON EQUITY GROWTH FUND

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2013 (Unaudited)

INVESTMENT INCOME
Dividends	$	105,213
Foreign taxes withheld on dividends		(750)

TOTAL INVESTMENT INCOME		104,463

EXPENSES
Investment advisory fees		71,943
Distribution expenses		17,986
Accounting services fees		14,876
Professional fees		12,397
Administration fees		11,901
Transfer agent fees		15,620
Trustees’ fees and expenses		13,637
Custodian fees		3,728
Reports to shareholders		7,984
Insurance expense		1,499
Registration fees		3,094

TOTAL EXPENSES		174,665
Fees waived and expenses reimbursed by Adviser		(66,682)

NET EXPENSES		107,983

NET INVESTMENT LOSS		(3,520)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from securities transactions		377,293
Change in unrealized appreciation/depreciation of investments		819,309

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS		1,196,602

NET INCREASE IN NET ASSETS FROM OPERATIONS	$	1,193,082

See accompanying Notes to Financial Statements.

APPLETON EQUITY GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

		For the Six Months Ended June 30, 2013 (Unaudited)		For the Year Ended December 31, 2012
FROM OPERATIONS
Net investment income (loss)	$	(3,520)	$	19,224
Net realized gains from securities transactions		377,293		92,744
Net change in unrealized appreciation/depreciation on investments		819,309		1,710,769

Net increase in net assets from operations		1,193,082		1,822,737

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income		-		(19,679)

Total Distributions		-		(19,679)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold		779,332		1,653,286
Dividends reinvested		-		5,324
Payments for shares redeemed		(335,049)		(2,358,594)

Net increase (decrease) in net assets from capital share transactions		444,283		(699,984)

TOTAL INCREASE IN NET ASSETS		1,637,365		1,103,074

NET ASSETS
Beginning of period		13,408,081		12,305,007

End of period	$	15,045,446	$	13,408,081

ACCUMULATED NET INVESTMENT LOSS	$	(3,520)	$	-

CAPITAL SHARE ACTIVITY
Sold		80,285		191,296
Reinvested		-		605
Redeemed		(35,187)		(269,364)

Net increase (decrease) in shares outstanding		45,098		(77,463)
Shares outstanding, beginning of period		1,497,097		1,574,560

Shares outstanding, end of period		1,542,195		1,497,097

See accompanying Notes to Financial Statements.

APPLETON EQUITY GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	For the Six Months Ended June 30, 2013 (Unaudited)		For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010		For the Year Ended December 31, 2009		For the Year Ended December 31, 2008

Net asset value at beginning of period	$8.96		$7.81	$8.16	$6.82		$5.52		$8.97

Income (loss) from investment operations:
Net investment income (loss)	0.00	(a)	0.01	(0.03)	(0.02)		(0.01)		0.00	(a)
Net realized and unrealized gains (losses) on investments	0.80		1.15	(0.32)	1.36		1.31		(3.45)

Total from investment operations	0.80		1.16	(0.35)	1.34		1.30		(3.45)

Less distributions:
Dividends from investment income	-		(0.01)	-	-		-		(0.00	)(a)

Total distributions	-		(0.01)	-	-		-		-

Net asset value at end of period	$9.76		$8.96	$7.81	$8.16		$6.82		$5.52

Total return	8.93%		14.90%	(4.29% )	19.65%		23.55%		(38.41%	)

Net assets at end of period	$15,045,446		$13,408,081	$12,305,007	$12,834,022		$10,287,384		$7,650,640

Ratio of net expenses to average net assets	1.50%		1.50%	1.50%	1.50%		1.50%		1.50%

Ratio of net investment income (loss) to average net assets	(0.05%	)	0.14%	(0.35% )	(0.30%	)	(0.25%	)	0.06%

Portfolio turnover rate	16%		17%	31%	38%		62%		40%

(a)	Amount is less than $0.01 per share.

APPLETON EQUITY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2013 (Unaudited)

1.  Significant Accounting Policies

The Appleton Funds (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act), as a diversified, no-load, open-end management investment company. The Trust was organized as an Ohio business trust on October 31, 2000. The Trust currently offers one series of shares to investors: the Appleton Equity Growth Fund (the Fund). The Trust was capitalized on December 29, 2000, when the initial shares of the Fund were purchased at $10 per share. The Fund commenced operations on December 31, 2000.

The Fund seeks long-term growth of capital by investing primarily in common stocks.

The following is a summary of the Fund’s significant accounting policies:

Securities valuation – The Fund’s portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Portfolio securities traded on stock exchanges are valued at their last sales price as of the close of the regular session of trading on the day the securities are being valued. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Money market instruments are valued at amortized cost, which approximates market value.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below:

—	Level 1 – quoted prices in active markets for identical securities

—	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The strategy of the Fund is to invest in Level 1 securities. The Fund’s Board of Trustees has adopted a Fair Valuation policy should there be an exception to this strategy and in that event, has delegated authority to the members of the Valuation Committee (“FVC”) to make fair value determinations. In the event it would be necessary to do so, the FVC would make fair value determinations and provide recommendations to the Board of Trustees. The FVC includes Grady Hedgespeth, Douglas Chamberlain, and James Ladge.

In the event that fair value determinations would be necessary, the FVC would follow fair valuation guidelines that contain standing recommendations, approved by the Board of Trustees. Fair valuation determinations made under standing recommendations would be reported on a regular, likely quarterly, basis, to the Board of Trustees. Pricing decisions, processes, and controls over fair value determinations would then be subject to internal and external reviews, by individuals connected with the management of the Fund, appointed in that event.

Fair valuation determinations that require greater levels of judgment would be referred to the FVC. Fair value situations could include, but are not limited to: (1) a significant event that affects the value of a Fund’s securities (e.g., news relating to natural disasters affecting an issuer’s operations or earnings announcements); (2) illiquid securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The FVC may consider various inputs in order to make a good faith determination of a security’s fair value. These inputs might include, but are not limited to, use of related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach, in which the anticipated future cash flows of the investment are discounted to calculate fair value, may also be used. In the event that the situation were to warrant it, discounts might also be applied due to the nature or duration of any restrictions on the disposition of the investments.

In the event it were necessary, the FVC would monitor the results of fair valuation determinations and regularly report the results to the Fund’s Board of Trustees. A description of the update process to fair valuation guidelines that may occur periodically based upon back-testing results or industry best practices would be determined at that time.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2013

	Level 1	Level 2	Level 3	Total
Total Investment in Securities #	$14,621,832	$417,835	$–	$15,039,667

There were no transfers between Levels 1 and 2 during the six months ended June 30, 2013. There were no Level 3 securities held during the period.

# Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the Portfolio of Investments (“POI”). Level 2 consists of a Money Market Mutual Fund. Please refer to the POI for industry specifics of the portfolio holdings.

Share valuation – The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share are equal to the net asset value per share.

Investment income and distributions to shareholders – Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income are declared and paid annually. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations. Differences between book and tax distributions are considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences do not require reclassifications.

Security transactions – Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Estimates – The preparation of financial statements in conformity with U.S. Generally Accepted Accounting Principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – It is the Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

During the fiscal years ended December 31, 2012 and 2011, distributions paid were $19,679 and $0, respectively.

The following information is computed on a tax basis as of June 30, 2013:

Tax cost of portfolio investments	$10,597,184

Gross unrealized appreciation on investments	$4,515,619
Gross unrealized depreciation on investments	(73,136)

Net unrealized appreciation on investments	4,442,483

Total accumulated earnings	4,442,483

The capital loss carryforwards in the above table expire as follows:

Amount	December 31,
$1,122,801	2017

These capital loss carryforwards may be utilized in future years to offset gains, if any, prior to distributing such gains to shareholders.

During the year ended December 31, 2012, the Fund utilized capital loss carryforwards of $92,744.

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements have been made to the components of capital. The reclassifications resulted from the difference in the tax treatment of net investment losses. These reclassifications have no impact on the net assets or net asset value per share of the Fund and are designed to present the Fund’s capital accounts on a tax basis. For the six months ended June 30, 2013, the Fund reclassified $0 of net investment losses to paid-in capital on the Statement of Assets and Liabilities.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as tax benefits or expenses in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2008 – December 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

2.  Investment Transactions

For the six months ended June 30, 2013, the cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $2,543,484 and $2,317,616, respectively.

3.  Transactions with Affiliates

Certain Trustees and Officers of the Trust are also Officers of Appleton Partners, Inc. (the Adviser) or JPMorgan Chase Bank, N.A. (JPMorgan) the administrative services agent, and accounting services agent for the Trust.

Investment Advisory Agreement

Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser manages the Fund’s investments. For these services, the Fund pays the Adviser an advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets.

Pursuant to a written contract between the Adviser and the Fund, the Adviser has agreed to waive a portion of its advisory fees and/or assume certain expenses of the Fund, other than brokerage commissions, extraordinary items, interest and taxes, to the extent annualized Fund operating expenses exceed 1.50% of the Fund’s average daily net assets. The Adviser has agreed to maintain these expense limitations with regard to the Fund through April 30, 2013. For the six months ended June 30, 2013, the Adviser waived $48,696.

Administration, Accounting and Transfer Agency Agreement

Under the terms of an Administration, Accounting and Compliance Services Agreement between the Trust and JPMorgan, JPMorgan supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. JPMorgan supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these administrative services, JPMorgan receives a monthly fee based on the Fund’s average daily net assets, subject to a monthly minimum fee.

JPMorgan also calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these accounting services, JPMorgan receives a monthly fee, based on average daily net assets, from the Fund. In addition, the Fund pays JPMorgan certain out-of-pocket expenses incurred by JPMorgan in obtaining valuations of the Fund’s portfolio securities.

U.S. Bank maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For providing transfer agent and shareholder services to the Fund, U.S. Bank receives a monthly per account fee from the Fund, plus out-of-pocket expenses.

Distribution Plan

The Fund has adopted a plan of distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan permits the Fund to pay for expenses incurred in the distribution and promotion of the Fund’s shares including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Trust.

The Plan limits payment of distribution expenses in any fiscal year to a maximum of 0.25% of the Fund’s average daily net assets. For the six months ended June 30, 2013, the Fund accrued and the Adviser subsequently reimbursed $17,986 of distribution expenses under the Plan.

Underwriting Agreement

The Trust entered into an Underwriting Agreement on behalf of the Fund with Unified Financial Securities, Inc. (the “Distributor”). Pursuant to the Underwriting Agreement, the Distributor acts as principal underwriter and, as such, is the exclusive agent for distribution of shares of the Fund. The Distributor receives a monthly fee for its services.

4.  Commitments and Contingencies

The Fund indemnifies the Trust’s Officers and Trustees for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

5.  Subsequent Events

Management has evaluated subsequent events through the date of this filing. This evaluation did not result in any subsequent events that necessitated recognition or disclosures.

APPLETON EQUITY GROWTH FUND

OTHER ITEMS

June 30, 2013 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Fund. A description of the policies and procedures the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge, upon request, by calling 1-617-338-0700. They are also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The Trust files a complete listing of portfolio holdings for the Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Securities and Exchange Commission’s website; (ii) may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1-800-543-0407. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SCHEDULE OF SHAREHOLDER EXPENSES

As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 through June 30, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended June 30, 2013” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund’s and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Net Expense Ratio Annualized June 30, 2013	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Six Months Ended June 30, 2013*
Actual	1.50%	$1,000.00	$1,089.30	$7.77
Hypothetical	1.50%	$1,000.00	$1,017.36	$7.50

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365] (to reflect the one-half year period).

Item 2.	Code of Ethics.

Disclosure required in Registrant’s annual Form N-CSR filing.

Item 3.	Audit Committee Financial Expert.

Disclosure required in Registrant’s annual Form N-CSR filing.

Item 4.	Principal Accountant Fees and Services.

Disclosure required in Registrant’s annual Form N-CSR filing.

Item 5.	Audit Committee of Listed Companies.

Disclosure required in Registrant’s annual Form N-CSR filing.

Item 6.	Schedule of Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Funds.

Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Funds.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal half year covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not required for this filing.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act – Not Applicable.

(b)(1)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Appleton Funds

By:	/s/ James I. Ladge
James I. Ladge
President and Treasurer
September 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James I. Ladge
James I. Ladge
President and Treasurer
September 4, 2013